UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, $0.01 par value	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On May 21, 2024, Monarch Casino & Resort, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 17,206,956 shares, or 91.4%, of shares outstanding as of the record date of the Company's common stock were present or represented by proxy at the meeting. The results of stockholder voting on the three proposals presented were as follows:

Proposal 1 – Stockholders elected the following three directors nominated by the board of directors, each to serve until the 2026 annual meeting of stockholders and until his or her successor is elected and qualified, or until such director's earlier death, resignation or removal.

0,944,187
Director Nominee	For	Against	Abstain	Broker Non-Vote
John Farahi	14,824,277	2,378,205	4,474	0
Craig F. Sullivan	11,880,202	5,322,270	4,484	0
Paul Andrews	16,880,141	322,341	4,474	0

Proposal 2 – Stockholders approved an amendment to the Company's 2014 Equity Incentive Plan (the “2014 Plan”) to (i) extend the term of the 2014 Plan from ten (10) years to twenty (20) years, and (ii) increase the number of shares of common stock reserved for issuance under the 2014 Plan by an additional 1,000,000 shares.

For	Against	Abstain	Broker Non-Vote
15,070,035	464,367	1,672,554	0

Proposal 3 – Stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the 2024 proxy statement of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
15,123,092	409,975	1,673,889	0

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.12014 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
Monarch Casino and Resort, Inc.

Date: May 28, 2024	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)